BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund” or “Emerging Markets Fund”)

Supplement dated March 28, 2017 to the Summary Prospectus and the Prospectus of the Fund, each dated February 28, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Emerging Markets Fund, Inc. — Investment Manager” or “Fund Overview — Key Facts About BlackRock Emerging Markets Fund, Inc. — Investment Manager,” as applicable, is deleted in its entirety and replaced with the following:

Emerging Market Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Asset Management North Asia Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Emerging Markets Fund, Inc. — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock Emerging Markets Fund, Inc. — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Andrew Swan	2017	Managing Director of BlackRock, Inc.
Gordon Fraser	2017	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of Emerging Markets Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

Emerging Markets Fund is managed by a team of financial professionals. Andrew Swan and Gordon Fraser are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — BlackRock” is revised as follows:

The second paragraph is replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995 and an affiliate of BlackRock, acts as sub-adviser for each Fund. BlackRock Asset Management North Asia Limited (“BAMNAL” and, together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 1988 and an affiliate of BlackRock, acts as sub-adviser for Emerging Markets Fund. BlackRock and its affiliates had approximately $5.148 trillion in investment company and other portfolio assets under management as of December 31, 2016.

The third paragraph from last is deleted in its entirety and replaced with the following:

BlackRock has separate sub-advisory agreements with BIL, with respect to each Fund, and BAMNAL, with respect to Emerging Markets Fund, under which BlackRock pays each Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of a portion of each Fund, as applicable.

A discussion of the basis for the Board’s approval of the sub-advisory agreement with BAMNAL with respect to Emerging Markets Fund will be included in Emerging Markets Fund’s semi-annual shareholder report for the period ending April 30, 2017.

The table in the section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — Emerging Markets Fund” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Swan	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2011; Portfolio Manager with JF Asset Management from 2004 to 2011.
Gordon Fraser	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2015; Vice President of BlackRock, Inc. from 2012 to 2015.

The section of the Prospectus entitled “For More Information — Funds and Service Providers — Sub-Adviser” is amended to replace the heading with “Sub-Advisers” and to add the following:

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road Central

Cheung Kong Center

Hong Kong

Shareholders should retain this Supplement for future reference.

ALLPR-EM-0317SUP

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